Summary Prospectus dated January 1, 2010

Eaton Vance Greater China Growth Fund

Class /Ticker     Class A / EVCGX      Class B / EMCGX      Class C / ECCGX      Class I / EICGX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, both dated January 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s prospectus, statement of additional information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. The Fund currently invests its assets in Greater China Growth Portfolio, a separate registered investment company with the same objective and policies as the Fund.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 18 of the Fund’s Prospectus and page 20 of the Fund’s Statement of Addditional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged)	1.00%	None	None	1.00%

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I

Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%	n/a
Other Expenses(2)	0.62%	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	2.37%	2.87%	2.87%	1.87%
Less Expense Reduction(3)	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Net Annual Fund Operating Expenses	2.32%	2.82%	2.82%	1.82%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	"Other Expenses" for Class I is estimated.
(3)	The Adviser and the Administrator have agreed to reduce Total Annual Fund Operating Expenses by 0.05% annually. This agreement is contractual in nature and may not be terminated without shareholder approval. The expense reduction relates to ordinary operating expenses only and amounts may be subject to recoupment by the Adviser or the Administrator.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Year	5 Year	10 Years	1 Year	3 Year	5 Year	10 Years

Class A shares	$797	$1,258	$1,744	$3,078	$797	$1,258	$1,744	$3,078
Class B shares(1)	$785	$1,274	$1,689	$3,029	$285	$ 874	$1,489	$3,029
Class C shares	$385	$ 874	$1,489	$3,147	$285	$ 874	$1,489	$3,147
Class I shares	$185	$ 573	$ 985	$2,137	$185	$ 573	$ 985	$2,137

(1)	Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located in the China region (the “80% Policy”). The Fund invests primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People’s Republic of China. Under normal circumstances, the Fund primarily invests in companies in the China region, which includes Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. A company will be considered to be located in the China region if it is domiciled in the China region or has at least 50% of its assets in, or derives 50% or more of its revenues or profits from, the China region. The Fund may invest 25% or more of its total assets in securities in any one country in the China region. The Fund may invest up to 20% of its net assets outside the China region. The Fund invests in companies with a broad range of market capitalizations, including smaller companies. More than 25% of the Portfolio’s total assets may be denominated in a single currency. At times, the Fund may attempt to hedge foreign currency fluctuations by entering into forward currency exchange contracts. The Fund also may invest in stock and index futures as a substitute for purchasing securities and to gain exposure to sectors of the market. The Fund limits investment in such index or stock futures to not more than 20% of its total assets. The Fund may invest in private placements.

The investment adviser invests primarily in common stocks of China region companies expected to grow in value over time, regardless of short-term market fluctuations. In selecting securities for the Fund, the investment adviser considers companies that it believes have all or most of the following characteristics: sound and well-established management; producers of goods or services for which a clear, continuing and long-term demand can be identified within the context of national, regional and global development; a history of earnings growth; financial strength; a consistent or progressive dividend policy; and undervalued securities. Stocks typically will be sold when they have achieved their perceived value or when a country’s stock market is expected to be depressed for an extended period.

Principal Risks

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in equity securities of companies located in the region defined in Principal Investment Strategies above, the value of Fund shares will be affected by events that adversely affect that region and the value may fluctuate more than that of a less concentrated fund.

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The prices of stocks held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall.

Emerging Market Risk. Securities markets in emerging market countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States or other developed countries, and as a result, Fund share values will be more volatile. Emerging market countries may have relatively unstable governments and economies based on only a few industries. Emerging market countries are subject to speculative trading which typically contributes to their volatility. Trading in emerging market countries may be expensive. The value of Fund shares will likely be particularly sensitive to changes in currency exchange rates and changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Although depositary receipts have similar risks, unsponsored receipts may also involve higher expenses, may not pass through voting and other shareholder rights, and may be less liquid than receipts sponsored by issuers of the underlying securities.

Risks of Investing in Asia. Economies of countries in the Asian and China regions differ from the U.S. economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asian and China regions are affected by developments in the economies of their principal trading partners. Monsoons and natural disasters also can affect the value of investments. China’s governmental actions and the actions of other governments located in the region can have a significant effect on the economic conditions in the Asian and China regions, which could adversely affect the value and liquidity of investments.

Although the Chinese Government has recently begun to institute legal and economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Risks associated with derivatives may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use options involves the exercise of specialized skill and judgement, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have a long-term investment prospective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Performance is not shown for Class I because it did not have a full calendar year of performance. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class A was 35.86% for the quarter ended June 30, 1999, and the lowest quarterly return was –26.58% for the quarter ended September 30, 2001. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 47.42%.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–53.87%	7.34%	6.90%
Class A Return After Taxes on Distributions	–54.96%	6.71%	6.58%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–33.33%	6.65%	6.24%
Class B Return Before Taxes	–53.32%	7.81%	6.93%
Class C Return Before Taxes	–51.71%	8.08%	6.88%
Morgan Stanley Capital International (MSCI) Golden Dragon Index (reflects net dividends, which reflect the deduction of withholding taxes)	–49.54%	3.87%	N/A

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The MSCI Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. The MSCI Golden Dragon Index commenced operations on September 30, 1996; however, for the period from September 30, 1996 to December 31, 2000, the Index data was calculated using gross dividends, without consideration for taxes. Investors cannot invest directly in an Index. (Source for the MSCI Golden Dragon Index returns: Lipper Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions may be the same as Return Before Taxes for a period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Lloyd George Investment Management (Bermuda) Limited ("Lloyd George")

Portfolio Manager. The Portfolio is managed by Pamela Chan, Director of Lloyd George, who has managed the Portfolio since 2002.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, Class B and Class C, and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4238-1/10	CGSP	© 2010 Eaton Vance Management

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